UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 27, 2005


Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-108395-11                37-1472598
     ---------------              -------------              -------------
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
     Incorporation)

       200 Park Avenue, New York, New York                      10166
   ---------------------------------------                    ----------
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code : (212) 412-4000

                                      N/A
              -----------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Securitized Asset Backed Receivables LLC, as depositor, Saxon Mortgage Services, Inc., as servicer, MortgageRamp, Inc., as loan performance advisor, and JPMorgan Chase Bank, National Association, as trustee.

     On June 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 27, 2005 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 First Franklin Mortgage Loan Trust 2005-FF1
                 Mortgage Pass-Through Certificates, Series 2005-FF1

                         JPMORGAN CHASE BANK, N.A, not in its
                         individual capacity but solely as Trustee under the Agreement referred to herein

                          By:   /s/  Diane E. Wallace
                           ---------------------------------------
                                 Diane E. Wallace
                                 Vice President

                         Date: July 5, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         June 27, 2005

Exhibit 99.1

         First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1

                                      STATEMENT TO CERTIFICATEHOLDERS
                                            June 27, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       531,025,000.00     498,471,228.39    16,195,153.34    1,592,407.88    17,787,561.22     0.00     0.00      482,276,075.05
A1B       132,756,000.00     124,617,572.42     4,048,780.71      397,530.06     4,446,310.77     0.00     0.00      120,568,791.71
A2A       184,808,000.00     160,210,441.61    11,162,602.60      471,419.22    11,634,021.82     0.00     0.00      149,047,839.01
A2B        75,900,000.00      75,900,000.00             0.00      230,293.25       230,293.25     0.00     0.00       75,900,000.00
A2C        71,443,000.00      71,443,000.00             0.00      226,593.38       226,593.38     0.00     0.00       71,443,000.00
M1         84,589,000.00      84,589,000.00             0.00      277,592.90       277,592.90     0.00     0.00       84,589,000.00
M2         59,274,000.00      59,274,000.00             0.00      208,644.48       208,644.48     0.00     0.00       59,274,000.00
M3         17,288,000.00      17,288,000.00             0.00       61,487.65        61,487.65     0.00     0.00       17,288,000.00
B1         15,436,000.00      15,436,000.00             0.00       60,702.07        60,702.07     0.00     0.00       15,436,000.00
B2         12,349,000.00      12,349,000.00             0.00       49,694.43        49,694.43     0.00     0.00       12,349,000.00
B3          6,792,000.00       6,792,000.00             0.00       31,690.34        31,690.34     0.00     0.00        6,792,000.00
B4         12,349,000.00      12,349,000.00             0.00       74,598.25        74,598.25     0.00     0.00       12,349,000.00
X          30,872,455.00      30,872,036.75             0.00    2,328,033.71     2,328,033.71     0.00     0.00       30,872,036.75
P                   0.00               0.00             0.00      654,937.24       654,937.24     0.00     0.00                0.00
R                   0.00               0.00             0.00            0.00             0.00     0.00     0.00                0.00
TOTALS  1,234,881,455.00   1,169,591,279.17    31,406,536.65    6,665,624.86    38,072,161.51     0.00     0.00    1,138,184,742.52
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                               PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1A       32027NQE4       938.69634836   30.49791128   2.99874371    33.49665500      908.19843708      A1A            3.485000 %
A1B       32027NQF1       938.69634834   30.49791128   2.99444138    33.49235266      908.19843706      A1B            3.480000 %
A2A       32027NQG9       866.90209087   60.40107896   2.55085938    62.95193834      806.50101192      A2A            3.210000 %
A2B       32027NQT1     1,000.00000000    0.00000000   3.03416667     3.03416667    1,000.00000000      A2B            3.310000 %
A2C       32027NQU8     1,000.00000000    0.00000000   3.17166664     3.17166664    1,000.00000000      A2C            3.460000 %
M1        32027NQL8     1,000.00000000    0.00000000   3.28166665     3.28166665    1,000.00000000      M1             3.580000 %
M2        32027NQM6     1,000.00000000    0.00000000   3.52000000     3.52000000    1,000.00000000      M2             3.840000 %
M3        32027NQN4     1,000.00000000    0.00000000   3.55666647     3.55666647    1,000.00000000      M3             3.880000 %
B1        32027NQP9     1,000.00000000    0.00000000   3.93250000     3.93250000    1,000.00000000      B1             4.290000 %
B2        32027NQQ7     1,000.00000000    0.00000000   4.02416633     4.02416633    1,000.00000000      B2             4.390000 %
B3        32027NQR5     1,000.00000000    0.00000000   4.66583333     4.66583333    1,000.00000000      B3             5.090000 %
B4        32027NQS3     1,000.00000000    0.00000000   6.04083327     6.04083327    1,000.00000000      B4             5.579039 %
X         N/A             999.98645232    0.00000000  75.40811737    75.40811737      999.98645232      X             82.264515 %
TOTALS                    947.12838583   25.43283529   5.39778521    30.83062051      921.69555054
--------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858



Principal Remittance Amount (Total)                                                                     31,406,536.65
                        Group 1                                                                         20,243,934.05
                        Group 2                                                                         11,162,602.60

Scheduled Principal Payments (Total)                                                                       421,641.23
                        Group 1                                                                            321,617.63
                        Group 2                                                                            100,023.60

Principal Prepayments (Total)                                                                           30,950,254.62
                        Group 1                                                                         19,887,793.55
                        Group 2                                                                         11,062,461.07

Curtailments (Total)                                                                                        32,603.33
                        Group 1                                                                             32,205.47
                        Group 2                                                                                397.86

Curtailment Interest Adjustments (Total)                                                                     2,037.47
                        Group 1                                                                              2,317.40
                        Group 2                                                                               -279.93

Repurchase Principal (Total)                                                                                     0.00
                        Group 1                                                                                  0.00
                        Group 2                                                                                  0.00

Substitution Amounts (Total)                                                                                     0.00
                        Group 1                                                                                  0.00
                        Group 2                                                                                  0.00

Net Liquidation Proceeds (Total)                                                                                 0.00
                        Group 1                                                                                  0.00
                        Group 2                                                                                  0.00

Other Principal Adjustments (Total)                                                                              0.00
                        Group 1                                                                                  0.00
                        Group 2                                                                                  0.00

Gross Interest (Total)                                                                                   6,517,741.78
                        Group 1                                                                          4,389,031.52
                        Group 2                                                                          2,128,710.26

Recoveries From Prior Loss Determinations (Total)                                                                0.00
                        Group 1                                                                                  0.00
                        Group 2                                                                                  0.00

Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                                 107
                        Group 1                                                                                    82
                        Group 2                                                                                    25

Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)                      24,469,173.77
                        Group 1                                                                         15,958,872.32
                        Group 2                                                                          8,510,301.45

Amount of Prepayment Penalties Collected (Total)                                                           654,937.24
                        Group 1                                                                            418,607.26
                        Group 2                                                                            236,329.98

Beginning Number of Loans Outstanding (Total)                                                                   5,808
                        Group 1                                                                                 4,682
                        Group 2                                                                                 1,126

Beginning Aggregate Loan Balance (Total)                                                             1,169,591,278.79
                        Group 1                                                                        782,346,483.35
                        Group 2                                                                        387,244,795.44

Ending Number of Loans Outstanding (Total)                                                                      5,670
                        Group 1                                                                                 4,577
                        Group 2                                                                                 1,093

Ending Aggregate Loan Balance (Total)                                                                1,138,184,742.14
                        Group 1                                                                        762,102,549.30
                        Group 2                                                                        376,082,192.84

Expense Fees, including Servicing and Loan Performance Advisor Fees (Total)                                497,076.33
                        Group 1                                                                            332,497.26
                        Group 2                                                                            164,579.07

Trustee Fee (Total)                                                                                          9,746.59
                        Group 1                                                                              6,519.55
                        Group 2                                                                              3,227.04



Delinquent Mortgage Loans
                         Group 1
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                        27            3,798,994.32                   0.50 %
                        2 Month                        15            2,232,305.59                   0.29 %
                        3 Month                         0                    0.00                   0.00 %
                        Total                      42                6,031,299.91                   0.79 %
                         Group 2
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                        27            3,798,994.32                   1.01 %
                        2 Month                        48            6,981,139.19                   1.86 %
                        3 Month                         4              587,927.06                   0.16 %
                         Total                         79           11,368,060.57                   3.03 %
                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                        54            7,597,988.64                   0.67 %
                        2 Month                        63            9,213,444.78                   0.81 %
                        3 Month                         4              587,927.06                   0.05 %
                         Total                        121           17,399,360.48                   1.53 %

Bankruptcies
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  23            2,954,197.96                 0.39 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   2              172,008.57                 0.05 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  25            3,126,206.53                 0.27 %


Foreclosures
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  37            5,336,760.66                 0.70 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                  11            3,819,352.70                 1.02 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  48            9,156,113.36                 0.80 %

REO Properties
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                   2              254,613.46                 0.03 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   1              168,421.22                 0.04 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   3              423,034.68                 0.04 %

Current Realized Losses (Total)                                                                                            0.00
                        Group 1                                                                                            0.00
                        Group 2                                                                                            0.00

Cumulative Realized Losses - Reduced by Recoveries(Total)                                                                  0.00
                        Group 1                                                                                            0.00
                        Group 2                                                                                            0.00



Trigger Event                                                                                                                NO
                        (Is Rolling 3 Month Delinquency Rate > 40% of prior period's Sr. Enhancement%?)
                        Balance of 60+ Day Delinquent loans (Current)                                             22,506,726.41
                        Rolling 3 Month Delinquency Rate                                                              1.10675 %
                        Sr. Enhancement Percentage x 40%                                                              8.17205 %
                        OR
                        (Is Cumulative Loss % of Orig. Agg. Collateral Bal. > Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                    0.00000 %
                        Cumulative Loss Limit                                                                         2.75000 %

Group 1 Sequential Trigger Event                                                                                             NO
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed 2.75%?)
                        Cumulative Loss % of Orig. Agg. Collateral Bal.                                               0.00000 %
                        OR
                        (Is Current Distribution in or after March 2008?)

Net Monthly Excess Cash Flow                                                                                       2,339,477.71
Subordinated Amount                                                                                               30,872,036.37
Specified Subordinated Amount                                                                                     30,872,036.37






Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
